SUNAMERICA STYLE SELECT SERIES, INC.(R)
                       FOCUSED GROWTH AND INCOME PORTFOLIO
                                 FOCUS PORTFOLIO
                Supplement to the Prospectus dated April 1, 1999

         On January 18, 2000, the Board of Directors of SunAmerica Style Select Series, Inc., approved certain changes to the Focus Portfolio. Effective January 19, 2000, Bramwell Capital Management, Inc. ("Bramwell") will no longer serve as an adviser for a portion of the assets of the Focus Portfolio. Fred Alger Management, Inc. ("Alger"), pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. All references to Bramwell with respect to the Focus Portfolio on page 23 of the Prospectus are no longer applicable.

         The first paragraph under the heading "DESCRIPTION OF THE ADVISERS" on page 23 of the Prospectus is replaced with the following:

         FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 1 World Trade Center, New York, New York 10048. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 1999, Alger had approximately $17.4 billion in assets under management.

                     NAME, TITLE AND AFFILIATION OF
PORTFOLIO            PORTFOLIO MANAGER                       EXPERIENCE
---------            --------------------------------        ----------
Focus Portfolio      David D. Alger                          Mr. Alger joined Alger in
                     President and Portfolio                 1971 and has been President
                     Manager (Alger)                         and Director since 1995.
                                                             Prior to 1995, Mr. Alger
                                                             was Executive Vice President
                                                             and Director of Research
                                                             with the firm.

Dated:  January 24, 2000